Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SS. 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of Technest Holdings, Inc. (the “Company”) for the quarter ended September 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Chief Executive Officer and Principal Financial Officer of the Company do hereby certify, to their best knowledge and belief, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Shekhar Wadekar	/s/ Bruce Warwick
Shekhar Wadekar Chief Executive Officer	Bruce Warwick Principal Financial Officer
Date: November 21, 2011	Date: November 21, 2011